Offerings - Offering: 1	Nov. 06, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.375% Notes due 2033
Amount Registered | shares	560,950,000
Proposed Maximum Offering Price per Unit	0.99994
Maximum Aggregate Offering Price	$ 560,916,343.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 48,799.72
Offering Note	Calculated in accordance with Rule 457(r) under the Securities Act of 1933, as amended, based upon the November 5, 2026 closing Euro/U.S.$ exchange rate of Euro 1.00/$1.1219, as reported by Bloomberg L.P. The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering of Euro 500,000,000 aggregate principal amount of 4.375% Notes due 2033, with a maximum aggregate offering price of Euro 499,970,000.